Exhibit 10.2

SALE OF SHARES AGREEMENT
("Agreement")

1 PARTIES AND INTERPRETATION

1.1 The parties to this Agreement ("Parties") are Lesaka Technologies Proprietary Limited (registration number 2002/031446/07) (or its nominee as contemplated in clause 5 below) ("Purchaser") and Crossfin Holdings (RF) Proprietary Limited (registration number 2021/704193/07) ("Seller").

1.2 In this Agreement, unless otherwise specifically defined herein or the context clearly indicates otherwise, the following words and expressions bear the meanings assigned to them and cognate expressions bear corresponding meanings -

1.2.1 "Adumo ESS" means Adumo ESS Proprietary Limited, registration number 2022/371949/07, a limited liability private company duly incorporated in South Africa;

1.2.2 "AFSA" means the Arbitration Foundation of Southern Africa;

1.2.3 "CATS" means Crossfin Apis Transactional Solutions Proprietary Limited, registration number 2017/541983/07, a limited liability private company duly incorporated in South Africa;

1.2.4 "Closing Date" means the first business day after the Sale Shares are registered in the name of the Seller, or such other date as may be agreed between the Parties;

1.2.5 "Company" means Lesaka Technologies, Inc., IRS Employer Identification Number 98-0171860, a corporation duly incorporated in accordance with the laws of the State of Florida, United States of America, which shares of common stock are publicly traded on the NASDAQ (NASDAQ share code: LSAK) and Johannesburg Stock Exchange (JSE share code: LSK);

1.2.6 "Conditions Precedent" means the suspensive conditions contained in clause 3.1;

1.2.7 "CSDP" means Central Securities Depositary Participant;

1.2.8 "Designated Account" means the Seller's CSDP cash account held with JSE Investor Services, the details of which are set out below, -

Client Name	Crossfin Holdings RF Proprietary Limited
Client Code:	XXX
Account Number:	XXX
Branch:	XXX
Cash Account	XXX
SCA	XXX
Reference:	Replacement Cash Component

1.2.9 "Purchase Consideration" means ZAR207,232,238;

1.2.10 "Purchaser's CSDP Account" means the Purchaser's CSDP account held with JSE Investor Services, the details of which are set out below, -

Client Name:	Lesaka Technologies Proprietary Limited
SCA	XXX
Reference:	Replacement Cash Component

1.2.11 "Sale Agreement" means the agreement headed "Sale and Purchase Agreement" entered into between, inter alia, CATS and Adumo ESS, the Purchaser and the Company on or about 7 May 2024, in terms of which, inter alia, the Purchaser agreed to purchase, inter alia, all of the ordinary issued shares in Adumo (RF) Proprietary Limited from CATS and Adumo ESS, as amended from time to time;

1.2.12 "Sale Shares" means 2,601,410 Shares held by the Seller earmarked for sale under this Agreement;

1.2.13 "SEC" means the U.S. Securities and Exchange Commission;

1.2.14 "Share" means one share of common stock, with a par value of USD0.001 per share, in the Company;

1.2.15 "Signature Date" means the date of signature of this Agreement by the Party last signing, provided that both parties have signed this Agreement;

1.2.16 "South Africa" means the Republic of South Africa; and

1.2.17 "U.S. Securities Act" means the U.S. Securities Act of 1933, as amended.

1.3 In this Agreement "days" shall be construed as calendar days unless qualified by the word "business", in which instance a "business day" will be any day other than a Saturday, Sunday or public holiday as gazetted by the government of the Republic of South Africa from time to time.

1.4 Unless specifically otherwise provided, any number of days prescribed shall be determined by excluding the first and including the last day or, where the last day falls on a day that is not a business day, the next succeeding business day.

2 INTRODUCTION

2.1 On the Closing Date, the Seller will be the owner of the Sale Shares.

2.2 The Purchaser wishes to purchase the Sale Shares from the Seller and the Seller has agreed to sell the Sale Shares to the Purchaser with effect from the Closing Date, on the terms and subject to the condition herein contained.

3 CONDITIONS PRECEDENT

Save for clauses 1 to 3 (both inclusive) and clauses 5 to 12 (both inclusive) all of which will become effective immediately, this Agreement is subject to the fulfilment of the Conditions Precedent that:

3.1 the Purchaser has delivered a letter to the Seller in terms of which the Purchaser undertakes, inter alia, (i) to draw down on a credit approved debt facility made available by RMB to fund the Purchase Consideration (ii) that such funding will be deposited into the Purchaser's CSDP Account and will only be applied to discharge the Purchase Consideration; and (iii) to instruct its CSDP to transfer such amount to the Seller on the Closing Date;

3.2 the Sale Agreement has become unconditional in accordance with its terms (save for any condition requiring this Agreement to become unconditional); and

3.3 the Sale Shares have been registered in the name of the Seller (per a copy of a written confirmation by the Seller's CSDP made available to the Parties).

4 SALE AND CLOSING

4.1 With effect from the Closing Date, the Seller hereby sells the Sale Shares to the Purchaser, which hereby purchases the Sale Shares at the Purchase Consideration, as one composite and indivisible transaction.

4.2 Prior to 12h00 on the Closing Date, the Seller will provide its CSDP with written, irrevocable instructions to transfer the Sale Shares to the Purchaser's CSDP Account from the Seller's CSDP Account.

4.3 Prior to 12h00 on the Closing Date, the Purchaser shall procure payment of the full Purchase Consideration by the Purchaser's CSDP to the Seller into the Seller's Designated Account, by way of electronic funds transfer of immediately available funds, free of any set-off, withholding or deductions of any nature whatsoever.

4.4 The Purchaser shall be liable for all securities transfer tax payable in terms of the Securities Transfer Tax Act No. 25 of 2007 in respect of the transfer of the Sale Shares, and the Purchaser shall procure that all such securities transfer tax payable is paid by the Purchaser's CSDP.

5 PURCHASER NOMINEE

5.1 Lesaka Technologies Proprietary Limited shall have the right, by delivering written notice to that effect to the Seller ("Nomination Notice"), at any time prior to the implementation of clause 4, to nominate (i) any third party which will purchase the Sale Shares (provided that such nominee is not located in the United States of America and is not a U.S. person) or (ii) the Company which will repurchase the Sale Shares ("Nominated Purchaser") from the Seller, provided that appropriate proof of funding has been provided by the Nominated Purchaser.

5.2 With effect from the date of the Nomination Notice, the Nominated Purchaser, by confirming in writing its (i) acceptance of the nomination and (ii) adherence to this Agreement (which shall be delivered to the Seller prior to the implementation of clause 4, shall assume all of the Purchaser's rights and perform all of the Purchaser's obligations set out in this Agreement. The Nominated Purchaser shall accordingly be bound by the relevant terms of this Agreement in place of the Purchaser as if it had entered into this Agreement as the Purchaser on the Signature Date.

6 U.S. SECURITIES ACKNOWLEDGEMENTS

6.1 The Purchaser understands that the Sale Shares have not been registered under the U.S. Securities Act by reason of a specific exemption from the registration provisions of the U.S. Securities Act which depends upon, among other things, the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Sale Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser may have to hold such shares indefinitely unless they are registered with the SEC and, to the extent applicable, qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the shares and on requirements relating to the Company which are outside of the Purchaser's control.

6.2 The Purchaser understands that the Sale Shares may be notated with one or all of the following legends:

6.2.1 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED FROM TIME TO TIME, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER FROM TIME TO TIME IN EFFECT (THE "SECURITIES ACT") AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

6.2.2 THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD TO A U.S. PERSON OR INTO THE UNITED STATES FOR A PERIOD OF SIX (6) MONTHS FROM OCTOBER 1, 2024, OR SUCH EARLIER DATE AS PERMITTED BY REGULATION S, AND MAY ONLY BE SOLD AFTER SUCH DATE IN ACCORDANCE WITH REGULATION S, ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT INCLUDING, WITHOUT LIMITATION AND TO THE EXTENT AVAILABLE, RULE 144 THEREUNDER OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

7 WARRANTIES

7.1 The Seller hereby gives to and in favour of the Purchaser only the warranties set out below, and no others. Save for these warranties, the Sale Shares are sold on a voetstoots basis, with no further warranties or representations, or term as to fitness for any purpose, express or implied, being given by the Seller to the Purchaser. The warranties in respect of the Sale Shares are that, as at the Closing Date, prior to the implementation of this Agreement: (i) the Seller is the sole beneficial owner of the Sale Shares, is reflected as the sole registered holder thereof in the securities register of the Company and is entitled to dispose of the Sale Shares; and (ii) no other party has any claim to or over or in respect of the Sale Shares, nor are they encumbered in any way.

7.2 Each of the Parties hereby warrants to and in favour of the other that as at the Signature Date and the Closing Date: (i) it has the legal capacity and has taken all necessary corporate action required to empower and authorise it to enter into this Agreement; and (ii) this Agreement constitutes an agreement valid and binding on it and enforceable against it in accordance with its terms.

8 PUBLICITY

8.1 Subject to clause 8.3, each Party undertakes to keep confidential and not to disclose to any third party, save as may be required in law (including by the rules of any recognised securities exchange, where applicable) or permitted in terms of this Agreement, the nature, content or existence of this Agreement and any and all information given by a Party to the other Party pursuant to this Agreement.

8.2 No public announcements of any nature whatsoever will be made by or on behalf of a Party relating to this Agreement without the prior written consent of the other Party, save for any announcement or other statement required to be made in terms of the provisions of any law or by the rules of any recognised securities exchange, in which event the Party obliged to make such statement will first consult with the other Party in order to enable the Parties in good faith to attempt to agree the content of such announcement, which (unless agreed) must go no further than is required in terms of such law or rules. This will not apply to a Party wishing to respond to any other Party which has made an announcement of some nature in breach of this clause 8.

8.3 This clause 8 shall not apply to any disclosure made by a Party to its professional advisors or consultants or to any of its bankers, financiers or potential financiers or to any potential investor in the Company or in any business of the Company, provided that they have agreed to the same confidentiality undertakings, or to any judicial or arbitral tribunal or officer, in connection with any matter relating to this Agreement or arising out of it.

9 BREACH

9.1 If a Party ("Defaulting Party") commits any breach of this Agreement and fails to remedy such breach within 10 business days ("Notice Period") of written notice requiring the breach to be remedied, then the Party giving the notice ("Aggrieved Party") will be entitled, at its option -

9.1.1 to claim immediate specific performance of all or any of the Defaulting Party's obligations under this Agreement, with or without claiming damages, whether or not such obligation has fallen due for performance; or

9.1.2 subject to clause 9.4, to cancel this Agreement, with or without claiming damages, in which case written notice of the cancellation shall be given to the Defaulting Party, and the cancellation shall take effect on the giving of the notice. No Party shall be entitled to cancel this Agreement unless the breach is a material breach. A breach will be deemed to be a material breach if -

9.1.2.1 it is capable of being remedied, but is not so remedied within the Notice Period; or

9.1.2.2 it is incapable of being remedied and payment in money will compensate for such breach but such payment is not made within the Notice Period.

9.2 The Parties agree that any costs awarded will be recoverable on an attorney-and-own-client scale unless the Court specifically determines that such scale shall not apply, in which event the costs will be recoverable in accordance with the High Court tariff, determined on an attorney-and-client scale.

9.3 The Aggrieved Party's remedies in terms of this clause 9 are without prejudice to any other remedies to which the Aggrieved Party may be entitled in law.

9.4 Notwithstanding the aforegoing, after the Closing in full of the sale in accordance with clause 4, neither of the Parties will have the right to cancel this Agreement.

10 DISPUTES

10.1 Without Prejudice Negotiations

If a dispute arises out of, or in connection with, this Agreement, the Parties to the dispute agree that they shall immediately meet on an informal and "without prejudice" basis, with a view to exploring a possible resolution of the dispute. A "without prejudice" meeting of the sort contemplated in this clause 10.1 will occur within five days of any one of the Parties to the dispute addressing a written communication to the other Party/ies to the dispute identifying (in broad outline) the dispute. All such meetings will occur at a neutral venue in Sandton, selected by the Party who first calls for the "without prejudice" meeting. The Parties' representatives will have the authority to negotiate and conclude a settlement of such dispute.

10.2 Non-Binding Mediation as a Prelude to Arbitration

10.2.1 If the Parties are not able to resolve the dispute referred to in clause 10.1 within 10 days of same being declared (or within any agreed in writing extended period), including because they were not able to meet during such time period, then and in such event the Parties shall submit the dispute to non-binding mediation.

10.2.2 In this regard, the Parties shall, by agreement in writing, nominate two senior representatives of each of the Parties to the dispute to act as the mediators who will not have any right or entitlement to issue an award and/or decision.

10.2.3 If the Parties cannot reach agreement on the identity of the mediators, then and in such event the chair of the Johannesburg Bar Council (or its successor) will nominate the two mediators. The mediators shall be obliged to comply with the provisions of clause 10.3 below in conducting the mediation process.

10.3 Framework of Approach by Mediators

10.3.1 The mediators will -

10.3.1.1 be entitled to communicate and meet with any of the Parties, either in the presence of the other Parties or in private;

10.3.1.2 not disclose any information furnished in confidence by any one of the Parties to them to any other Party without the prior written consent of the Party that furnished the information;

10.3.1.3 act impartially and will be advised to disclose to the Parties to the mediation any relationship or dealings that it (the mediator) may have had (whether with any one or other of the Parties or otherwise) that may impact on or may be perceived by any one or other of the Parties to impact on his ability to act impartially and facilitate a resolution of the dispute; and

10.3.1.4 be entitled to direct the Parties (but only in writing) to continue the mediation where they are of the view that such continued process has a reasonable and realistic prospect of being successful.

10.3.2 All communications made by the Parties to the mediators and to each other during or in connection with the mediation process are made without prejudice to any rights that such Parties may have, and form part of bona fide settlement negotiations.

10.3.3 The Parties shall keep the mediation proceedings and any certification made by the mediators (if any) confidential.

10.3.4 The mediators will not be compelled by any of the Parties to disclose any fact learnt by him in the course of the mediation, and the Parties irrevocably waive their rights (if any) to require the mediators to testify regarding what transpired in, or in connection with, the mediation.

10.4 Arbitration

10.4.1 Save as expressly otherwise provided in this Agreement, any dispute arising out of or in connection with this Agreement, including any dispute as to its existence, validity, enforceability or termination, that is not resolved in accordance with clauses 10.1 and 10.2 above shall be finally resolved in accordance with the applicable rules of the Arbitration Foundation of Southern Africa (or its successor-in-title) ("AFSA"), as determined by AFSA, provided that the rules for expedited arbitrations shall not apply unless the parties to the dispute agree otherwise in writing. The dispute shall be resolved by an arbitrator appointed by AFSA. If AFSA determines that the AFSA Commercial Rules are applicable, there shall be no right of appeal as provided for in article 22 of such rules.

10.4.2 The seat of the arbitration shall be Sandton, South Africa.

10.4.3 The language to be used in the arbitral proceedings shall be English.

10.4.4 The arbitration shall be held in private and, without derogating from any confidentiality provisions in this Agreement, the confidentiality provisions of section 11(2) of the International Arbitration Act No. 15 of 2017 shall apply as if the arbitration were an international arbitration, as contemplated in that Act.

10.4.5 Notwithstanding anything to the contrary contained in this clause 10, any party to the dispute shall be entitled to obtain interim relief on an urgent basis from any competent court having jurisdiction.

10.4.6 For the purposes of 10.4.5 and for the purposes of having any award made by the arbitrator being made an order of court, each of the Parties hereby submits itself to the non-exclusive jurisdiction of the High Court of South Africa, Gauteng Local Division, Johannesburg and any other court having jurisdiction.

10.4.7 Notwithstanding any other provision of this Agreement to the contrary, the Parties shall equally share the costs of the mediators and/or the arbitrator appointed in accordance with the provisions of this 10, unless the arbitrator determines otherwise.

10.5 This 10 is severable from the other provisions of this Agreement and shall remain in full force and effect notwithstanding any termination, cancellation, invalidity, unenforceability or unlawfulness of this Agreement, or any part thereof.

11 NOTICES AND DOMICILIA

The Parties select as their respective domicilia citandi et executandi the following addresses, for the purposes of giving or sending any notice provided for or required under this Agreement, -

11.1 the Seller (marked for the attention of Dean Sparrow, Laura Cowan and David Bryant) - Office 2-15 Workshop 17, The Bank 24 Cradock Avenue, Rosebank, 2196, XXX; and

11.2 the Purchaser (marked for the attention of Steven Heilbron and Naeem Kola) - 6th Floor, President Place, Corner Jan Smuts & Bolton Roads, Rosebank, XXX.

12 GENERAL

12.1 This Agreement constitutes the whole of the agreement between the Parties relating to the matters dealt with herein, save to the extent otherwise provided herein, no undertaking, representation, term or condition relating to the subject matter of this Agreement not incorporated in this Agreement shall be binding on any of the Parties.

12.2 No addition to or variation, deletion, or agreed cancellation of all or any clauses or provisions of this Agreement will be of any force or effect unless in writing and signed by the Parties.

12.3 The rule of construction that this Agreement shall be interpreted against the Party responsible for the drafting of this Agreement, shall not apply.

12.4 The persons signing this Agreement in a representative capacity warrant their authority to do so. This Agreement may be executed in counterparts (including electronic signatures) each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement as at the date of signature of the Party last signing one of the counterparts.

12.5 Any reference in this Agreement to writing and signed by a Party shall, notwithstanding anything to the contrary in this Agreement, be read and construed as including an electronic signature, with any electronic signature or advanced electronic signature, as defined in the Electronic Communications and Transactions Act, No. 25 of 2002, constituting a signature. The Parties specifically agree for purposes of this Agreement that the form of electronic signature acceptable to them will be one which is made on the document requiring signature by a duly authorised signatory using digital software or an electronic device, and will include the signatory's initials and full name and/or a signature which replicates that signatory's wet signature.

12.6 This Agreement will in all respects be governed by and construed under the laws of the Republic of South Africa.

12.7 Subject to clause 10, the Parties hereby consent and submit to the non-exclusive jurisdiction of the High Court of South Africa, Gauteng Local Division, (Johannesburg) in any dispute arising from or in connection with this Agreement.

[Remainder of page left intentionally blank. Signature pages to follow.]

Crossfin Sale of Shares Agreement Signature Page

SIGNED at Rosebank on 1 October 2024

For and on behalf of
LESAKA TECHNOLOGIES PROPRIETARY LIMITED

/s/ Lincoln C. Mali

Signature

Lincoln C. Mali

Name of Signatory

Director

Designation of Signatory

Crossfin Sale of Shares Agreement Signature Page

SIGNED at Bedfordview on 1 October 2024

For and on behalf of
CROSSFIN HOLDINGS (RF) PROPRIETARY LIMITED

/s/ Dean Sparrow

Signature

Dean Sparrow

Name of Signatory

Director

Designation of Signatory